                                                                                                            Exhibit 24.1
                                              Registration Statement
                                             Limited Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of Ball Corporation, an
Indiana corporation, hereby constitute and appoint R. David Hoover, Albert R. Schlesinger, and Raymond J.
Seabrook, and any one or all of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation the S-8 Registration
Statement of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under The
Securities Act of 1933, as amended, and to sign any amendment or amendments (including pre-effective and post-effective amendments) to such S-8 Registration Statement in the matter of the Ball Corporation 2000 Deferred
Compensation Company Stock Plan, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact or any one of them, as herein authorized.

Dated:  July 25, 2001

/s/ R. David Hoover                                          /s/ Frank A. Bracken
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R. David Hoover                            Officer           Frank A. Bracken                          Director

/s/ Raymond J. Seabrook                                      /s/ Howard M. Dean
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Raymond J. Seabrook                        Officer           Howard M. Dean                            Director

/s/ Albert R. Schlesinger                                    /s/ John T. Hackett
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Albert R. Schlesinger                      Officer           John T. Hackett                           Director

                                                             /s/ R. David Hoover
                                                             -----------------------------------------------
                                                             R. David Hoover                           Director

                                                             /s/ John F. Lehman
                                                             -----------------------------------------------
                                                             John F. Lehman                            Director

                                                             /s/ Ruel C. Mercure, Jr.
                                                             -----------------------------------------------
                                                             Ruel C. Mercure, Jr.                      Director

                                                             /s/ Jan Nicholson
                                                             -----------------------------------------------
                                                             Jan Nicholson                             Director

                                                             /s/ George A. Sissel
                                                             -----------------------------------------------
                                                             George A. Sissel                          Director

                                                             /s/ William P. Stiritz
                                                             -----------------------------------------------
                                                             William P. Stiritz                        Director

                                                             /s/ Stuart A. Taylor II
                                                             -----------------------------------------------
                                                             Stuart A. Taylor II                       Director